Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS SECOND QUARTER FINANCIAL RESULTS

ANNOUNCES EXECUTIVE RETIREMENT

TO HOST CONFERENCE CALL AUGUST 3, 2016 AT 11:00 A.M. ET

BATON ROUGE, Louisiana (August 2, 2016) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and six-month periods ended June 30, 2016.

Three-Month Periods Ended June 30, 2016 and 2015

•	Net service revenue increased $46.6 million to $360.7 million compared to $314.1 million in 2015.

•	Net income attributable to Amedisys, Inc. of $10.7 million compared to $10.6 million in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share remained at $0.32 per diluted share when compared to 2015.

Adjusted Results*

•	Adjusted net service revenue of $361.7 million compared to $314.1 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $14.1 million compared to $14.5 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.42 compared to $0.43 in 2015.

•	Adjusted EBITDA (defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization excluding certain items) of $29.8 million compared to $31.7 million in 2015.

Six-Month Periods Ended June 30, 2016 and 2015

•	Net service revenue increased $93.8 million to $709.5 million compared to $615.7 million in 2015.

•	Net income attributable to Amedisys, Inc. of $16.9 million compared to $24.4 million net loss in 2015.

•	Net income attributable to Amedisys, Inc. per diluted share increased $1.24 to $0.50 compared to $0.74 net loss per diluted share in 2015.

Adjusted Results*

•	Adjusted net service revenue of $710.5 million compared to $615.7 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. of $25.0 million compared to $24.3 million in 2015.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.74 compared to $0.73 in 2015.

•	Adjusted EBITDA of $53.8 million compared to $58.0 million in 2015.

*	See pages 11 and 12 for the reconciliations of non-GAAP financial measures to GAAP measures.

Executive Retirement

On August 2, 2016, Ronald A. LaBorde, the Vice Chairman and Chief Financial Officer of the Company, announced his intention to retire from the Company and the Board of Directors as of January 2, 2017.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am proud of the strong results our team delivered in the second quarter, even as we incurred deeper than anticipated software implementation disruption costs. We delivered strong growth across the board in all segments, drove improving clinical quality metrics and saw reduced employee turnover. We are continuing to progress successfully through our technology transformation and remain confident in our ability to deliver on the efficiencies that we have promised to our shareholders.”

Kusserow continued, “Lastly, while five months away, I would like to thank Ronnie LaBorde for his contribution to Amedisys which has been invaluable, particularly during the turnaround in 2014. I appreciate his contribution as a trusted colleague and friend. He will leave the company in a strong and stable position with a great future trajectory. You couldn’t ask for a better legacy.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through September 3, 2016 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13641920.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: (1) EBITDA, defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization; (2) adjusted EBITDA, defined as EBITDA excluding certain items; (3) adjusted net service revenue, defined as net service revenue excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income (loss) attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

Balance Sheet Information

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$9,968	$27,502
Patient accounts receivable, net of allowance for doubtful accounts of $15,950 and $16,526	152,213	125,010
Prepaid expenses	7,931	8,110
Other current assets	9,407	14,641

Total current assets	179,519	175,263
Property and equipment, net of accumulated depreciation of $139,433 and $141,793	44,617	42,695
Goodwill	280,349	261,663
Intangible assets, net of accumulated amortization of $26,525 and $25,386	47,728	44,047
Deferred income taxes	121,014	125,245
Other assets, net	37,875	32,802

Total assets	$711,102	$681,715

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$35,070	$25,682
Payroll and employee benefits	86,075	72,546
Accrued expenses	63,641	71,965
Current portion of long-term obligations	5,000	5,000

Total current liabilities	189,786	175,193
Long-term obligations, less current portion	89,500	91,630
Other long-term obligations	3,991	4,456

Total liabilities	283,277	271,279

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,136,248 and 34,786,966 shares issued; and 33,499,944 and 33,607,282 shares outstanding	35	35
Additional paid-in capital	523,583	504,290
Treasury stock at cost, 1,636,304 and 1,179,684 shares of common stock	(45,829)	(26,966)
Accumulated other comprehensive income	15	15
Retained earnings	(50,897)	(67,806)

Total Amedisys, Inc. stockholders’ equity	426,907	409,568
Noncontrolling interests	918	868

Total equity	427,825	410,436

Total liabilities and equity	$711,102	$681,715

Statement of Operations Information (Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net service revenue	$360,746	$314,152	$709,563	$615,724
Cost of service, excluding depreciation and amortization	206,505	175,699	408,342	346,660
General and administrative expenses:
Salaries and benefits	77,343	71,249	154,060	139,804
Non-cash compensation	3,736	2,193	7,806	4,577
Other	45,576	42,113	92,293	75,183
Provision for doubtful accounts	4,253	2,756	8,193	5,732
Depreciation and amortization	4,975	4,615	9,448	11,152
Asset impairment charge	—	—	—	75,193

Operating expenses	342,388	298,625	680,142	658,301

Operating income (loss)	18,358	15,527	29,421	(42,577)
Other (expense) income:
Interest income	9	4	31	26
Interest expense	(1,303)	(2,416)	(2,415)	(4,842)
Equity in earnings from equity method investments	363	4,826	358	6,777
Miscellaneous, net	658	498	1,393	2,632

Total other (expense) income, net	(273)	2,912	(633)	4,593

Income (loss) before income taxes	18,085	18,439	28,788	(37,984)
Income tax (expense) benefit	(7,242)	(7,566)	(11,630)	14,025

Net income (loss)	10,843	10,873	17,158	(23,959)
Net income attributable to noncontrolling interests	(147)	(236)	(249)	(413)

Net income (loss) attributable to Amedisys, Inc.	$10,696	$10,637	$16,909	$(24,372)

Basic earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.32	$0.32	$0.51	$(0.74)
Weighted average shares outstanding	33,197	33,004	33,059	32,871
Diluted earnings per common share:
Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.32	$0.32	$0.50	$(0.74)
Weighted average shares outstanding	33,708	33,459	33,641	32,871

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net cash provided by operating activities	$14,651	$42,554	$26,895	$57,037
Net cash used in investing activities	(3,597)	(9,754)	(37,751)	(11,822)
Net cash used in financing activities	(8,910)	(2,731)	(6,678)	(20,046)

Net increase (decrease) in cash and cash equivalents	2,144	30,069	(17,534)	25,169
Cash and cash equivalents at beginning of period	7,824	3,132	27,502	8,032

Cash and cash equivalents at end of period	$9,968	$33,201	$9,968	$33,201

Days revenue outstanding, net (1)	37.2	31.0	37.2	31.0

(1)	Our calculation of days revenue outstanding, net at June 30, 2016 and 2015 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended June 30, 2016 and 2015, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Medicare	$208.4	$188.3
Non-Medicare	67.1	59.5

Net service revenue	275.5	247.8
Cost of service	160.3	142.3

Gross margin	115.2	105.5
Other operating expenses	77.4	67.1

Operating income	$37.8	$38.4

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	4%	(1%)
Admissions	4%	0%
Recertifications	2%	(6%)
Total (2):
Admissions	48,982	44,188
Recertifications	26,020	24,607
Completed episodes	74,027	67,702
Visits	1,315,417	1,203,648
Average revenue per completed episode (3)	$2,850	$2,828
Visits per completed episode (4)	17.7	17.5
Non-Medicare:
Same Store Volume (1):
Revenue	13%	16%
Admissions	2%	15%
Recertifications	12%	8%
Total (2):
Admissions	24,237	23,792
Recertifications	9,640	8,637
Visits	515,062	482,689
Total (2):
Cost per Visit	$87.56	$84.43
Visits	1,830,479	1,686,337

	For the Six-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Medicare	$415.2	$375.5
Non-Medicare	133.0	113.7

Net service revenue	548.2	489.2
Cost of service	321.1	281.0

Gross margin	227.1	208.2
Other operating expenses	153.1	134.0

Operating income	$74.0	$74.2

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	4%	2%
Admissions	4%	1%
Recertifications	3%	(3%)
Total (2):
Admissions	99,400	89,539
Recertifications	52,043	48,966
Completed episodes	146,059	133,013
Visits	2,626,788	2,371,898
Average revenue per completed episode (3)	$2,831	$2,811
Visits per completed episode (4)	17.6	17.4
Non-Medicare:
Same Store Volume (1):
Revenue	17%	18%
Admissions	6%	16%
Recertifications	17%	12%
Total (2):
Admissions	49,804	46,941
Recertifications	19,466	16,625
Visits	1,043,031	920,154
Total (2):
Cost per Visit	$87.51	$85.36
Visits	3,669,819	3,292,052

(1)	Same store Medicare and Non-Medicare revenue, admissions or recertifications growth (decline) is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Medicare	$71.3	$62.5
Non-Medicare	4.5	3.8

Net service revenue	75.8	66.3
Cost of service	39.4	33.4

Gross margin	36.4	32.9
Other operating expenses	18.4	16.0

Operating income	$18.0	$16.9

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	14%	10%
Non-Medicare revenue	15%	5%
Hospice admissions	18%	11%
Average daily census	16%	7%
Total (2):
Hospice admissions	5,576	4,713
Average daily census	5,730	4,944
Revenue per day, net	$145.40	$147.53
Cost of service per day	$75.69	$74.07
Average length of stay	94	86

	For the Six-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Medicare	$140.0	$118.9
Non-Medicare	8.8	7.6

Net service revenue	148.8	126.5
Cost of service	78.2	65.7

Gross margin	70.6	60.8
Other operating expenses	36.3	31.2

Operating income	$34.3	$29.6

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	18%	6%
Non-Medicare revenue	15%	9%
Hospice admissions	19%	9%
Average daily census	19%	4%
Total (2):
Hospice admissions	11,006	9,277
Average daily census	5,618	4,744
Revenue per day, net	$145.52	$147.39
Cost of service per day	$76.51	$76.47
Average length of stay	95	88

(1)	Same store Medicare and Non-Medicare revenue, Hospice admissions or average daily census growth (decline) is the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Supplemental Information - Corporate

	For the Three-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Other operating expenses	$34.7	$36.8
Depreciation and amortization	3.1	3.0

Total	$37.8	$39.8

	For the Six-Month Periods Ended June 30,
	2016	2015
Financial Information (in millions):
Other operating expenses	$73.7	$63.6
Depreciation and amortization	6.0	7.6

Total before impairment (1)	$79.7	$71.2

1)	Total of $146.4 million on a GAAP basis for the six-month period ended June 30, 2015 (including $75.2 million asset impairment charge).

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$10,696	$10,637	$16,909	$(24,372)
Add:
Income tax expense (benefit)	7,242	7,566	11,630	(14,025)
Interest expense, net	1,294	2,412	2,384	4,816
Depreciation and amortization	4,975	4,615	9,448	11,152

EBITDA (1)(7)	24,207	25,230	40,371	(22,429)
Add:
Certain items (2)	5,636	6,427	13,402	80,467

Adjusted EBITDA (3)(7)	$29,843	$31,657	$53,773	$58,038

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net service revenue	$360,746	$314,152	$709,563	$615,724
Add:
Certain items (2)	948	—	948	—

Adjusted net service revenue (4)(7)	$361,694	$314,152	$710,511	$615,724

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc.	$10,696	$10,637	$16,909	$(24,372)
Add:
Certain items (2)	3,410	3,888	8,108	48,682

Adjusted net income attributable to Amedisys, Inc. (5)(7)	$14,106	$14,525	$25,017	$24,310

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2016	2015	2016	2015
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.32	$0.32	$0.50	$(0.74)
Add:
Certain items (2)	0.10	0.12	0.24	1.48

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6)(7)	$0.42	$0.43	$0.74	$0.73

(1)	EBITDA is defined as net income (loss) attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization.

(2)	The following details the certain items for the three and six-month periods ended June 30, 2016 and 2015:

	For the Three-Month Period Ended June 30, 2016	For the Six-Month Period Ended June 30, 2016
	(Income) Expense	(Income) Expense
HCHB implementation	$2,593	$5,033
Acquisition costs	337	2,042
Legal fees - non-routine	459	1,976
Legal settlements	(265)	(806)
Restructuring activity	1,494	3,703
Third party audit reserve	948	948
Miscellaneous, other (income) expense, net	70	506

Total	$5,636	$13,402

Net of tax	3,410	8,108

Diluted EPS	0.10	0.24

	For the Three-Month Period Ended June 30, 2015	For the Six-Month Period Ended June 30, 2015
	(Income) Expense	(Income) Expense
Wage and Hour litigation	$8,000	$8,000
Legal settlements	(307)	(1,125)
Inventory and Data Security Reporting	—	2,121
Asset impairment	—	75,193
Restructuring activity	2,679	2,679
Miscellaneous, other (income) expense, net	(3,945)	(6,401)

Total	$6,427	$80,467

Net of tax	$3,888	$48,682

Diluted EPS	$0.12	$1.48

(3)	Adjusted EBITDA is defined as EBITDA, as defined in footnote 1, excluding certain items as described in footnote 2.
(4)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 2.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income (loss) attributable to Amedisys, Inc. excluding certain items as described in footnote 2.
(6)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) per share excluding the earnings per share effect of certain items as described in footnote 2.
(7)	EBITDA, adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.